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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                   ----------------

                                       FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                    DATE OF REPORT
                          (DATE OF EARLIEST EVENT REPORTED)

                                  FEBRUARY 23, 1998


                                   JTS CORPORATION
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE              COMMISSION FILE NUMBER      77-0364572
(STATE OR OTHER JURISDICTION OF         0-21085            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)


                      166 BAYPOINTE PARKWAY, SAN JOSE, CA 95134
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                    (408) 468-1800
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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

Item 2.   Acquisition or Disposition of Assets.
------------------------------------------------

     On February 23, 1998, JTS Corporation (the "Company") sold substantially all of the assets of the Company's Atari Division, consisting primarily of Atari home computer games and the intellectual property rights and license agreements associated with such games (the "Atari Assets"), to HIACXI, Corp. ("HIAC"), a wholly-owned subsidiary of Hasbro Interactive, Inc., for $5,000,000 in cash.
The purchase price was determined based upon arm's-length negotiations between the Company and HIAC. The Atari Assets were acquired by the Company in July 1996 when the Company merged with Atari Corporation. There is no material relationship between HIAC and the Company, any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.


Item 7. Financial Statements and Exhibits.
-------------------------------------------

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Unaudited Pro Forma Condensed Combined Financial Statements of the Company.

     (c)  Exhibits

     99.1 Asset Purchase Agreement, dated February 23, 1998, between the Company and HIAC.








                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, JTS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JTS CORPORATION
Date:  March 9, 1998                         BY /s/  Joseph Prezioso


                                             ----------------------------
                                             Joseph Prezioso
                                             Chief Financial Officer

                                 JTS CORPORATION AND
                        THE DISPOSITION OF THE ATARI DIVISION

                 UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


     The following unaudited pro forma condensed financial statements give effect to the disposition of the Atari Division which was consummated on February 23, 1998. The accompanying pro forma condensed balance sheet as of November 2, 1997 assumes that the disposition of the Atari Division by the Company took place on November 2, 1997. The accompanying pro forma condensed statements of operations for the year ended February 2, 1997 and the nine months ended November 2, 1997 assumes that the disposition took place as of the beginning of the periods. The pro forma condensed statements of operations do not include the effect of any nonrecurring charges directly attributable to the disposition. The results are not necessarily indicative of what would have occurred had the disposition actually been made at the beginning of each of the respective periods presented or of future operations of the Company.

                                 JTS CORPORATION AND
                        THE DISPOSITION OF THE ATARI DIVISION

                     UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                    (IN THOUSANDS)

                                                                                             AS OF NOVEMBER 2, 1997
                                                                                -------------------------------------------------
                                                                                HISTORICAL          PRO FORMA              PRO
                                                                                   JTS             ADJUSTMENTS            FORMA
                              ASSETS
CURRENT ASSETS:
  Cash, and cash equivalents and
   restricted cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       $   1,986           5,000 (b)           $   6,986
  Trade and other receivable. . . . . . . . . . . . . . . . . . . . . . .           6,644                                   6,644
  Inventories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,463                                   7,463
Prepaid and other current assets. . . . . . . . . . . . . . . . . . . . .           1,006                                   1,006
                                                                                ---------                               ---------
         Total current assets . . . . . . . . . . . . . . . . . . . . . .          17,099                                  22,099

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET . . . . . . . . . . . . . . . .          26,440                                  26,440
OTHER INTANGIBLES . . . . . . . . . . . . . . . . . . . . . . . . . . . .             383                                     383
                                                                                ---------                               ---------
TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43,922                                  48,922
                                                                                ---------                               ---------
                                                                                ---------                               ---------
                    LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Bank line of credit and short-term borrowing. . . . . . . . . . . . . .       $   8,833                               $   8,833
  Accounts payable -- Trade . . . . . . . . . . . . . . . . . . . . . . .          60,553                                  60,553
  Accrued liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .          23,836                                  23,836
  Current portion of capitalized lease obligations and long-term debt . .           3,152                                   3,152
                                                                                ---------                               ---------
              Total current liabilities . . . . . . . . . . . . . . . . .          96,374                                  96,374
LONG-TERM LIABILITES. . . . . . . . . . . . . . . . . . . . . . . . . . .          52,305                                  52,305
STOCKHOLDERS' DEFICIT:
 Preferred stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --                                      --
 Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             165                                     165
  Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . . .         364,317                                 364,317
  Notes receivable from stockholders. . . . . . . . . . . . . . . . . . .          (2,460)                                 (2,460)
  Accumulated deficit . . . . . . . . . . . . . . . . . . . . . . . . . .        (466,779)          5,000 (b)            (461,779)
                                                                                ---------                               ---------
         Total Stockholders Equity. . . . . . . . . . . . . . . . . . . .        (104,757)                                (99,757)
                                                                                ---------                               ---------
         TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43,922                                  48,922
                                                                                ---------                               ---------
                                                                                ---------                               ---------

           See notes to unaudited pro forma condensed financial statements.

                                 JTS CORPORATION AND
                         THE DISPOSITION OF THE ATARI DIVISION

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                        FOR THE NINE MONTHS ENDED NOVEMBER 2, 1997
                                        -------------------------------------------
                                          HISTORICAL    PRO FORMA      PRO FORMA
                                             JTS       ADJUSTMENTS
REVENUES.............................     125,806      (1,689)(a)     124,117
COST OF SALES........................    (174,092)                   (174,092)
                                        ---------                   ---------

GROSS MARGIN (DEFICIT)...............     (48,286)                    (49,975)
OPERATING EXPENSES:
  Write off of in process R&D........     (38,008)                    (38,008)
  Research and development...........     (15,880)                    (15,880)
  Selling, general and
   administrative....................     (17,488)        879 (a)     (16,609)
  Amortisation of existing
   technology & goodwill.............      (2,388)                     (2,388)
                                        ---------                   ---------
OPERATING LOSS.......................    (122,050)                   (122,860)
OTHER INCOME (EXPENSE):
  Interest expense...................      (6,038)                     (6,038)
  Other, net.........................      (2,566)      5,000 (b)       2,433
                                        ---------                   ---------
NET LOSS.............................    (130,654)                   (126,464)
Dividends............................        (975)                       (975)
NET LOSS ATTRIBUTABLE TO COMMON
 STOCKHOLDERS........................    (131,629)                   (127,439)
                                        ---------                   ---------
                                        ---------                   ---------

NET LOSS PER COMMON SHARE............   $   (1.04)                  $   (1.01)
SHARES USED IN COMPUTING NET LOSS
 PER SHARE...........................     126,429                     126,429
                                        ---------                   ---------
                                        ---------                   ---------

           See notes to unaudited pro forma condensed financial statements.

                                 JTS CORPORATION AND
                        THE DISPOSITION OF THE ATARI DIVISION
             NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


NOTE 1.

     The disposition of the Atari Division assets was effective February 23, 1998. These pro forma condensed financial statements illustrate the impact on the nine months ended November 2, 1997 as if the disposition occurred on November 2, 1997 for the pro forma condensed balance sheet and as at February 2, 1997 for the pro forma condensed statement of operations.

NOTE 2. PRO FORMA ADJUSTMENTS


     Certain pro forma adjustments have been made to the accompanying pro forma condensed balance sheet and statement of operations as described below:

     (a)  Elimination of the revenue and expenses for the Atari Division.

     (b)  Reflects the profit on disposal of the Atari Assets.

                                 JTS CORPORATION AND
                        THE DISPOSITION OF THE ATARI DIVISION

                UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        FOR THE YEAR ENDED FEBRUARY 2, 1997
                                                               ---------------------------------------------------
                                                               HISTORICAL             PRO FORMA          PRO FORMA
                                                                  JTS                ADJUSTMENTS
REVENUES..............................................            90,530              (4,479)(a)           86,051
COST OF SALES.........................................          (100,328)              5,655 (a)          (94,673)
                                                               ---------                                ---------
GROSS MARGIN (DEFICIT)................................            (9,798)                                  (8,622)
OPERATING EXPENSES:...................................
  Write off of in process R&D.........................          (110,012)                                (110,012)
  Research and development............................           (12,849)                679 (a)          (12,170)
  Selling, general and administrative.................           (13,067)              3,647 (a)           (9,420)
  Amortization of existing technology & goodwill......            (3,923)                                  (3,923)
                                                               ---------                                ---------
OPERATING LOSS........................................          (149,649)                                (144,147)
OTHER INCOME (EXPENSE):
  Interest expense....................................            (3,545)                                  (3,545)
  Other, net..........................................               699               5,000 (b)            1,564
                                                                                      (4,135)(a)
                                                               ---------                                ---------
NET LOSS..............................................          (152,495)                                (146,128)
DIVIDENDS.............................................              (227)                                    (227)
                                                               ---------                                ---------
NET LOSS ATTRIBUTABLE TO COMMON
 STOCKHOLDERS.........................................          (152,722)                                (146,355)
                                                               ---------                                ---------
                                                               ---------                                ---------
NET LOSS PER COMMON SHARE.............................         $   (1.81)                               $   (1.74)
SHARES USED IN COMPUTING NET LOSS
 PER SHARE............................................            84,322                                   84,322
                                                               ---------                                ---------
                                                               ---------                                ---------

           See notes to unaudited pro forma condensed financial statements.

                                 JTS CORPORATION AND
                       THE DISPOSITION OF THE ATARI DIVISION
             NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


NOTE 1.

     The disposition of the Atari Division assets was effective February 23, 1998. These pro forma condensed financial statements illustrate the impact on the year ended February 2, 1997 as if the disposal occurred at the beginning of the period.


NOTE 2. PRO FORMA ADJUSTMENTS

     Certain pro forma adjustments have been made to the accompanying pro forma condensed balance sheet and statement of operations as described below:

     (a) Elimination of the Atari Division revenue and associated cost of sales and expenses from the 1997 results.

     (b)  Reflects the gain on sale of the Atari Assets.